UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 30, 2008

BELO CORP.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of in Company or organization)	1-8598 (Commission File Number)	75-0135890 (I.R.S. Employer Identification No.)

P. O. Box 655237 Dallas, Texas (Address of principal executive offices)	75265-5237 (Zip Code)
Registrant’s telephone number, including area code: (214) 977-6606
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.
     On January 30, 2008, the Company issued a press release updating the investment community on the Company’s plan to spin off its newspaper businesses and related assets into a separate publicly-traded company named A. H. Belo Corporation. The Company gave strategic overviews of both Belo Corp. and A. H. Belo Corporation and provided preliminary 2007 earnings information and a 2008 outlook for the newspaper and television businesses. A copy of the press release is attached as Exhibit 99.1 and (expressly including, without limitation, the press release’s last two paragraphs, regarding forward-looking statements) is incorporated by reference herein. The information in this Item 7.01 is intended to be furnished pursuant to Regulation FD (17 CFR 243.100-243.103) and shall not be deemed to be filed for purposes of the Securities Act of 1934.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits.
     99.1 Press Release issued by Belo Corp. on January 30, 2008

Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 31, 2008	BELO CORP.
	By:	/s/ Alison K. Engel
Alison K. Engel
Vice President/Corporate Controller

EXHIBIT INDEX
99.1 Press Release issued by Belo Corp. on January 30, 2008